                                                                   Exhibit 10.12
                          CAF 2000 FINAL VERSION 300903


                     CHANGE AUTHORISATION FORM: NUMBER 2000






DATED        30th September 2003
------------------------------------------------------------------------


(1)      ntl GROUP LIMITED

(2)      IBM UNITED KINGDOM LIMITED


------------------------------------------------------------------------

CHANGE AUTHORISATION FORM RELATING TO
AMENDMENT OF THE FRAMEWORK AGREEMENT
FOR THE PROVISION OF IT
OUTSOURCING SERVICES DATED 23 MAY 2001
------------------------------------------------------------------------

                         CAF 2000 FINAL VERSION 300903

This Agreement is made the 30th day of September 2003



BETWEEN:

(1) NTL GROUP LIMITED (registered number 2591237) whose registered office is at ntl House, Bartley Wood Business Park, Hook, Hampshire RG27 9UP ("ntl");

       and

(2) IBM UNITED KINGDOM LIMITED (registered number 741598) whose registered office is at PO Box 41, North Harbour, Portsmouth PO6 3AU ("IBM").

Whereas:

IBM currently provides services to ntl under the terms and conditions of the Framework Agreement for the Provision of IT Outsourcing Services between ntl and IBM dated 23 May 2001 as varied by various Change Authorisation Forms and as amended from time to time ("the Framework Agreement").

The parties wish to vary the Framework Agreement by this Change Authorisation Form ("CAF 2000") in accordance with the provisions set out in this CAF 2000.

IN CONSIDERATION OF THE MUTUAL COVENANTS SET OUT HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.     DEFINITIONS AND INTERPRETATION

       1.1.   DEFINITIONS

       In this CAF:

       "CLAIMS" shall have the meaning set out in Clause 18 of this CAF 2000;

       "EFFECTIVE DATE" means, in relation to this CAF 2000, the date at which it comes into force and effect as set out in Clause 2.1.

       "PROJECT NAPLES" means the discussions between ntl and IBM in relation to the outsourcing of certain ntl customer call centre operations initially based on IBM's Project Naples Proposition to be provided to ntl on Wednesday 1st October 2003;


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                         CAF 2000 FINAL VERSION 300903



       "THIS CAF 2000" includes the Annexes which form part of this CAF 2000 for all purposes.

       Terms not defined or amended in this CAF 2000 have the meanings given in the Framework Agreement.

       1.2.   INTERPRETATION

       In this CAF 2000, unless the context requires otherwise, any reference to:-

       i. a party or the parties is to a party or the parties (as the case may be) to this CAF 2000. For the avoidance of doubt, this will not include references to a `third party' or `third parties';

       ii. unless otherwise expressly stated, any reference to a Clause, a Schedule or an Annex is a Clause of, a Schedule or an Annex to this CAF 2000 (as the case may be).

2.     COMMENCEMENT

       2.1. This CAF 2000 shall enter into force and effect on 30th September 2003.

       2.2. The changes specified in Clause 4.14 and in Annex 10 of this CAF 2000 shall apply to the Ireland Services Agreement. Save for the foregoing this CAF 2000 shall not apply to the Ireland Services Agreement and no changes or alterations shall be made to the Ireland Services Agreement pursuant to this CAF 2000.

3.     AMENDMENT OF THE FRAMEWORK AGREEMENT

       3.1. The parties agree that, as from the Effective Date of this CAF 2000, the Framework Agreement shall be amended by replacing certain terms in effect immediately prior to the Effective Date with the terms set out in the document attached as Annex 1 to this CAF 2000. The Framework Agreement shall otherwise remain in full force and effect

       3.2. For reference only, this CAF 2000 contains a summary of the contractual changes agreed between the parties and reflected in the amended Framework Agreement contained within Annex 1 of this CAF 2000. In the event of any discrepancy between the terms summarised in this CAF 2000 and the terms set out in Annex 1 the terms set out in Annex 1 shall prevail. In the event of any term(s) contained within this CAF 2000 not being referred to in the revised Framework Agreement


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                         CAF 2000 FINAL VERSION 300903



              contained within Annex 1 the term(s) contained within CAF 2000 shall be effective.

       3.3. The parties shall use all reasonable endeavours to reach agreement in relation to the outstanding items set out in Annex 7 in accordance with the target dates stated therein. Any further amendments required to the Framework Agreement shall be subject to
              Schedule 32 (Change Control).

4.     REVISED ANNUAL SERVICE CHARGE (ASC)

       4.1.   The ASC shall be revised as follows (all amounts exclude VAT):




          PERIOD                                 ANNUAL SERVICE CHARGE
          ----------                           --------------------------
          2003                                      (pound)40,000,000
          2004                                      (pound)40,000,000
          2005 and for the remaining Term           (pound)42,000,000


       The financial reconciliation set out in Annex 8 shall specify the ASC payments made by ntl prior to the Effective Date for 2003 and shall reconcile these against the revised ASC set out above for 2003 and show the monthly ASC payments due for the remainder of 2003.

       4.2. ntl will pay IBM a further amount of (pound)1,400,000 in consideration of service investments to be made by IBM and the ntl Dependent Projects (in both cases, as set out in Annex 6) required to achieve operational efficiencies. Such payment to be made upon signature of this CAF 2000 as set out in the Payment Schedule in Annex 8.

       4.3. The parties shall commence the ntl Dependent Projects set out in Annex 6 in accordance with their agreed project plans. If ntl fails to meet any ntl Dependency(s) defined within such Project Plans (except where such Dependency is unachievable due to non-completion of a dependent IBM activity), ntl will pay IBM an additional amount of (pound)250,000 for each month of delay or pro-rata for any part thereof of delay.

       4.4. ntl agrees to work with IBM to support the IBM funded Service Investment Projects ("SIPs") as set out in Annex 6.


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                         CAF 2000 FINAL VERSION 300903


       4.5. ntl and IBM have agreed, subject to contract, to continue discussions with respect to Project Naples. For the avoidance of doubt Project Naples shall not constitute a Major Change for the purposes of Clause 25.6 of the Framework Agreement

       4.6. ntl irrevocably undertakes to pay IBM an amount of (pound)7,000,000 as an additional Charge for Voice and Data, Help Desk and End User Computing Services performed solely in 2003 under the Framework Agreement as specified in Schedule 6 Supplement. Such payment shall be paid in three monthly instalments of (pound)2,333,333 for the period of October to December 2003 and shall be due on the first business day of the respective month as set out in the Payment Schedule in Annex 8.

       4.7. In the event the Project Naples discussions lead to the execution of a Contract Amendment Form to extend the scope of the Framework Agreement to include additional ntl customer call centre services ("the Project Naples CAF"), IBM shall include an abatement of (pound)7,000,000 to the 2004 charges within the Project Naples CAF.

       4.8. Further ASC savings relating to the decommissioning of Services as a result of the implementation of ntl's Harmony Programme ("Harmony Decommissioning") are dependent upon the on-time delivery of ntl's Harmony Programme and further contract amendment. The amount of savings is subject to agreement between the parties although IBM acknowledges that savings will be achievable from Harmony Decommissioning and agrees that such savings shall be passed on to ntl via reductions in the ASC. IBM shall provide within thirty days of the Effective Date the data specified in Annex 5.

       4.9. Schedule 6 of the Framework Agreement contains a `Decommissioning Template' that shall apply to all future decommissioning proposals.



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                         CAF 2000 FINAL VERSION 300903


       4.10 The Services and Service Levels shall be revised in accordance with the revised Schedules 2 and 7 as contained within Annex 1 of this CAF 2000. The parties agree that a `measurement period' of 90 days shall apply while IBM is implementing such revised Service Levels. During this `measurement period', Service Credits based on the revised Service Levels shall not apply for the affected Services but, to the extent that any Service Credits would have been payable to ntl pursuant to the Framework Agreement in effect immediately prior to the Effective Date, such Service Credits shall still be payable to ntl during this `measurement period'.

       4.11 Certain optional Service Levels have been agreed between the parties and will be added to the Framework Agreement though a Contract Change following the Effective Date.

       4.12 The parties have agreed certain changes to the charging mechanisms in accordance with Schedule 6 Clause 4 of the Framework Agreement. Such changes to charging mechanisms are set out in the revised
              Schedule 6 (Charges) contained within Annex 1 of this CAF 2000.

       4.13 COLA is included within the 2003 ASC as set out in Clause 4.1 above for 2003. For 2004 and subsequent years of the Term, COLA shall be subject to Schedule 6 Clause 9.

       4.14 The parties' obligations under both the Framework Agreement and the ntl/IBM Ireland Services Agreement in relation to Benchmarking as set out in inter alia Schedule 10, shall be suspended until 1st January 2005 for implementation of benchmark results from 1st July 2005. The current Gartner benchmark shall be terminated and the parties' obligations in Clauses 7.1 and 7.2 of CAF 1030 dated 5th April 2002 shall be removed except for IBM's obligation to pay 70% of the Gartner charges as set out under Clause 7.2 of CAF 1030.
              Schedule 10 (Benchmarking) has been amended accordingly.

5.     INVOICES

The parties agree that Clause 16.6 of the Framework Agreement has been revised to state that IBM may invoice the monthly portion of the Annual Service Charge no earlier than the first day of the calendar month in which the Services shall be delivered (e.g. 1st October for Services in October).

6.     DELIVERABLES


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                         CAF 2000 FINAL VERSION 300903

The parties agree the revised set of Deliverables of the Framework Agreement as set out in Annex 9 of this CAF 2000 and agree that such revised Deliverables supersede all Deliverables prior to the Effective Date. Furthermore, for each Deliverable, Annex 9 reflects the mutually agreed status for each Deliverable.

7.     GOVERNANCE

ntl and IBM shall implement the Governance arrangements defined in Schedule 13 of the Framework Agreement within sixty days of the Effective Date.

8.     SERVICES WORK MINIMUM COMMITMENT

The Services Work Minimum Commitment agreed for 2003 and 2004 is set out in
Schedule 6 (Charges).

9.     SCOPE CHANGES

ntl and IBM agree to discuss in good faith, within 30 days of the Effective Date, and subject to ntl providing ntl's requirements, possible changes to the current Voice and Data Scope. Such changes shall be subject to Schedule 32 (Change Control).

10.    ORGANISATION AND REPORTING

ntl and IBM have agreed changes to their operational relationship, including account management, service management and service reporting. Such changes are reflected in the revised Schedules 2, 7 and 13 to the Framework Agreement. The objective of such changes is to simplify the arrangements and reduce the combined expenditure of ntl and IBM on such matters although this objective shall not compromise the level of service provided by IBM.

11.    SOFTWARE REFRESH AND ESSENTIAL UPGRADES

The principles of the Software Refresh Plan are defined in Annex 2 to this CAF 2000.

In the event an Essential Upgrade(s) is required to be made as a result of a change to ntl's Harmony programme, such Essential Upgrade(s) shall be funded by ntl.

12.    GSD331 - SECURITY

The parties agree that the version of GSD331 as referenced within Annex 3 of this CAF 2000 shall be implemented under the Framework Agreement and all previous versions of GSD331 stated in the Framework Agreement or otherwise are superseded.

13.    OUTSTANDING CONTRACT AMENDMENT FORMS (CAFS)


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                         CAF 2000 FINAL VERSION 300903


The CAFs for additional services specified in Annex 11 of this CAF 2000 are expressly excluded from the scope of this CAF and shall be managed under the processes set out in the Framework Agreement including but not limited to
Schedule 32 (Change Control) of the Framework Agreement. For the avoidance of doubt, all CAFs not specified in Annex 11 are expressly included with the Framework Agreement as amended by this CAF 2000.

14.    SUN MAINTENANCE AGREEMENT

The Parties agree the maintenance contract between IBM and Sun Microsystems Limited reference GB25353 dated 26th June 2000 ("the Sun Maintenance Contract") shall be novated to ntl within thirty days from the Effective Date.

For the avoidance of doubt such novation is assumed within the revised ASC as stated in Clause 4.1 above and shall have no effect on the ASC stated in that section and such novation shall not be treated as a CAF for the purposes of Clause 13 of this CAF 2000.

In the event that such novation is delayed, IBM shall be entitled to charge ntl for the monthly charges associated with the Sun Maintenance Contract for the period up to novation to ntl. In the event that such novation is not completed by the contract renewal date of the Sun Maintenance Contract IBM reserves the right to renew the Sun Maintenance Contract to avoid disruption to the Services. In such an event IBM will continue to charge ntl in relation to the Sun Maintenance Contract.

15.    SERVICE CREDITS

The parties agree to implement a new Service Credit for Gold Small Works where such Service Credit shall be based upon 20% of the Gold Small Work Charge in the event of late delivery due to reasons attributable to IBM. Please refer to
Schedule 9 (Project Management) and Schedule 6 (Charges).

For the avoidance of doubt, Service Credits relating to the period of 1st January 2003 to the Effective Date shall be recalculated based upon the revised ASC as stated in section 4.1 of this CAF 2000. For the avoidance of doubt, the full and final settlement set out in Clause 18 shall not affect such recalculation and payment of Service Credits.

16.    CONTRACT REVIEW (CLAUSE 3.6)

The parties agree to the suspension of Clause 3.6 from the Framework Agreement for a period of two years following the Effective Date.

For the avoidance of doubt, ntl and IBM agree that where ntl requires systems to be decommissioned as part of ntl's IT strategy or otherwise, the ASC will reduce at the point of


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                         CAF 2000 FINAL VERSION 300903


such decommissioning. The amount of such reduction to the ASC is to be agreed on a case by case basis in accordance with the Decommissioning Template specified in Schedule 6 of the Framework Agreement.

17.    NOT USED

18.    FULL AND FINAL SETTLEMENT

       18.1.  LIABILITIES PRIOR TO THE EFFECTIVE DATE

       ntl and IBM agree to make the payments set out in Annex 8 of this CAF 2000 in full and final settlement of any and all claims, counterclaims, causes or rights of action on the part of (a) any member of the ntl Group against any member of the IBM Group or (b) any member of the IBM Group against any member of the ntl Group arising in respect of or relating to the period prior to the Effective Date under or in connection with the Framework Agreement to the extent that the same relate to the following:

              (i) the original due date for the delivery of certain Deliverables, Services or activities where the parties have agreed a revised set of Deliverables as specified in Annex 9. ; and

              (ii) the breaches and/or alleged breaches of the Framework Agreement as set out in the documents defined within Annex 4 of this CAF 2000 including without limitation financial claims and complaints;

              (all of the above together hereinafter referred to as the "CLAIMS").

       18.2. For the avoidance of doubt, ntl, on behalf of itself and the ntl Group, and IBM, on behalf of itself and the IBM Group, agree and acknowledge, without prejudice to the generality of the foregoing, that, with effect from and following the Effective Date, neither ntl Group nor IBM Group will be entitled to rely upon any or all of the Claims referred to in Annex 4 of this CAF 2000 arising during the period prior to the Effective Date as the basis of: (i) any claims of breach (including, but not limited to, persistent breach or material breach) under the Framework Agreement, (ii) disputing or withholding (or any other set-off against) any amounts invoiced by any member of the IBM Group for Services performed after the Effective Date under the Framework Agreement or any amounts invoiced by any member of the ntl Group in connection with events taking place after the Effective Date under the Framework Agreement or (iii) terminating all or any part of the Framework Agreement.


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                         CAF 2000 FINAL VERSION 300903


       18.3. For the avoidance of doubt, nothing in this CAF 2000 shall (i) excuse ntl or IBM from performance of any of its respective obligations under the Framework Agreement, as amended by this CAF 2000, in respect of or relating to the period commencing on the Effective Date, nor (ii) prevent ntl or the ntl Group, or IBM or the IBM Group, from making or pursuing any claim, counterclaim, cause or action arising in respect of or relating to the period commencing on the Effective Date under or in connection with the Framework Agreement or this CAF 2000 including, without limitation, any failure by IBM to perform the Services or activities specified in, and in accordance with, Annex 9.

       18.4. ntl, on behalf of itself and the ntl Group, and IBM, on behalf of itself and IBM Group, each undertake and warrant that they will not at any time commence, advance, maintain or pursue any Claims. For the avoidance of doubt, ntl undertakes and warrants that it will not at any time consent to any member of the ntl Group, and IBM undertakes and warrants that it will not at any time consent to any member of the IBM Group, commencing, advancing, maintaining or pursuing any Claims.

19.    FINANCIAL SETTLEMENT

       ntl, on behalf of itself and the ntl Group, and IBM, on behalf of itself and the IBM Group, hereby acknowledge and agree that the financial settlement comprising the sums and payments set out in Annex 8 represents good and valuable consideration for the purposes of this CAF 2000 and is made in full and final settlement of the Claims as set out in this Clause 19.

20.    UNDER-LICENSING

IBM shall pay to ntl an amount of (pound)300,000 in relation to additional Microsoft licences required for ntl's server estate. Such payment will be due upon signature of this CAF 2000.

21.    MISCELLANEOUS PROVISIONS

       21.1. If any provision of this CAF 2000 or any part thereof shall be found by any court or administrative body to be illegal, invalid or unenforceable, the illegality, invalidity or unenforceability of such provision or part provision shall not affect the other provisions of this CAF 2000 or the remainder of the provisions in question which shall remain in full force and effect.

       21.2. Both ntl, on behalf of itself and the ntl Group, and IBM, on behalf of itself and IBM Group, agree to keep the existence and terms of this CAF 2000 confidential.


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                         CAF 2000 FINAL VERSION 300903


              No party can disclose the existence or any of the terms of this CAF 2000 to any third party without the express written agreement of the other party to this CAF 2000, save where required to do so by law or regulatory requirement.

       21.3. This CAF 2000 shall be governed by and interpreted in accordance with English law. The parties irrevocably submit to the non-exclusive jurisdiction of the English courts to settle any disputes which may arise in connection with this CAF 2000.



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                         CAF 2000 FINAL VERSION 300903


THE PARTIES HAVE SHOWN THEIR ACCEPTANCE OF THE TERMS OF THIS CAF 2000 BY SIGNING AT THE END OF THIS CAF 2000



SIGNED FOR AND ON BEHALF OF

NTL GROUP LIMITED


/s/ Phil Pavitt
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Phil Pavitt, ntl Chief Information Officer             Date: 30th September 2003


/s/ Simon Duffy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Simon Duffy, ntl Chief Executive Officer               Date: 30th September 2003



SIGNED FOR AND ON BEHALF OF

IBM UNITED KINGDOM LIMITED


/s/ Janice Bell
--------------------------------------------------------------------------------

Janice Bell, IBM Project Executive                     Date: 30th September 2003



/s/ Pete Hagger
--------------------------------------------------------------------------------

Pete Hagger, Director Strategic Outsourcing, Communications Sector

                                                       Date: 30th September 2003



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                         CAF 2000 FINAL VERSION 300903


ANNEXES TO CAF 2000


ANNEX NUMBER                             TITLE
---------------------------------------- -------------------------------------------------------------------------
1                                        Revised Framework Agreement
---------------------------------------- -------------------------------------------------------------------------
2                                        Software Refresh Plan Principles
---------------------------------------- -------------------------------------------------------------------------
3                                        GSD331
---------------------------------------- -------------------------------------------------------------------------
4                                        Full and Final Settlement
---------------------------------------- -------------------------------------------------------------------------
5                                        Harmony Decommissioning Data
---------------------------------------- -------------------------------------------------------------------------
6                                        Service Investment Programme
---------------------------------------- -------------------------------------------------------------------------
7                                        Outstanding Items to be Addressed post CAF 2000
---------------------------------------- -------------------------------------------------------------------------
8                                        Financial Reconciliation
---------------------------------------- -------------------------------------------------------------------------
9                                        Deliverables Plan
---------------------------------------- -------------------------------------------------------------------------
10                                       Changes to the Ireland Services Agreement
---------------------------------------- -------------------------------------------------------------------------
11                                       Outstanding Contract Amendment Forms
---------------------------------------- -------------------------------------------------------------------------


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